                                                                    EXHIBIT H(8)

                                 FIFTH AMENDMENT

     FIFTH AMENDMENT (this "Fifth Amendment"), dated as of March 1, 2002, among the separate mutual fund portfolios party to the hereinafter defined Credit Agreement (the "Borrowers"), the lending institutions from time to time party to the Credit Agreement (the "Banks"), Mellon Bank N.A. and Citibank N.A., as Co-Syndication Agents, State Street Bank and Trust Company, as Operations Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent (together with the Operations Agent, the "Agents"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                                  WITNESSETH:

     WHEREAS, the Borrowers, the Banks, the Co-Syndication Agents, and the Agents are parties to a Credit Agreement, dated as of March 11, 1999 (as amended, modified, or supplemented to date, the "Credit Agreement"); and

     WHEREAS, subject to and on the terms and conditions set forth in this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. Section 10.01 of the Credit Agreement is hereby amended by deleting the definition of "Expiry Date" appearing therein in its entirety and inserting the following new definition in lieu thereof:

     "Expiry Date" shall mean May 3, 2002, or such later date to which the same may be extended from time to time in accordance with the provisions of Section
1.13 of this Agreement.

     2. On the Fifth Amendment Effective Date (as defined below), the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and replacing it with Exhibit A attached hereto.

     3. On the Fifth Amendment Effective Date, the Credit Agreement shall be amended by deleting Schedule III thereto in its entirety and replacing it with Exhibit B attached hereto.

     4. In order to induce the Banks to enter into this Fifth Amendment, each of the Borrowers hereby represents and warrants that (i) all of the representations, warranties, and agreements contained in Section 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Fifth Amendment Effective Date, in each case both before and after giving effect to this Fifth Amendment.

     5. This Fifth Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver, or modification of any other term or condition of the Credit Agreement, any other Credit Document, or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Banks, the Agents, or any of them may now have or may have in the future under or in connection with the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein. On and after the Fifth Amendment Effective Date, all references to the Credit Agreement in any Credit Document shall be deemed to be references to the Credit Agreement as amended hereby.

     6. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Agents.

     7. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

     8. This Fifth Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when the Borrowers and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: Scott Waldbaum: Facsimile No.: (212) 354-8113.

                                     * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered on its behalf of as of the date first above written.

                                     AUTHORIZED OFFICER, on behalf
                                      of each Borrower

                                     By /s/ Grace Torres
                                        ---------------------------------------
                                        Name:  Grace Torres
                                        Title: Treasurer

                                     DEUTSCHE BANK AG, NEW YORK
                                      BRANCH, as Administrative Agent

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     DEUTSCHE BANK AG, NEW YORK
                                      AND/OR CAYMAN ISLANDS BRANCHES

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered on its behalf of as of the date first above written.


                                     AUTHORIZED OFFICER, on behalf
                                      of each Borrower

                                     By
                                        ---------------------------------------
                                     Name:
                                     Title:

                                     DEUTSCHE RANK AG, NEW YORK
                                      BRANCH, as Administrative Agent

                                     By /s/ Kathleen Bowers
                                        ---------------------------------------
                                        Name:   Kathleen Bowers
                                        Title:  Director

                                     By /s/ Gayma Z. Shivnarain
                                        ---------------------------------------
                                        Name:   Gayma Z. Shivnarain
                                        Title:  Director


                                     DEUTSCHE BANK AG, NEW YORK
                                      AND/OR CAYMAN ISLANDS BRANCHES

                                     By /s/ Kathleen Bowers
                                        ---------------------------------------
                                        Name:   Kathleen Bowers
                                        Title:  Director

                                     By Gayma Z. Shivnarain
                                        ---------------------------------------
                                        Name:   Gayma Z. Shivnarain
                                        Title:  Director

                                     STATE STREET BANK AND TRUST
                                      COMPANY, Individually and as
                                      Operations Agent

                                     By /s/ Anne Marie Gualtieri
                                        ---------------------------------------
                                        Name:   ANNE MARIE GUALTIERI
                                        Title:  VICE PRESIDENT


                                     CITIBANK, N.A., Individually
                                      and as Co-Syndication Agent

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     MELLON BANK N.A., Individually
                                      and as Co-Syndication Agent

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     BNP Paribas

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     DANSKE BANK A/S

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     STATE STREET BANK AND TRUST COMPANY,
                                      Individually and as
                                      Operations Agent

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     CITIBANK, N.A., Individually
                                      and as Co-Syndication Agent

                                     By /s/ Maria Hackley
                                        ---------------------------------------
                                        Maria G. Hackley
                                        Managing Director

                                     MELLON BANK N.A., Individually
                                      and as Co-Syndication Agent

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     BNP Paribas

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     DANSKE BANK A/S

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     STATE STREET BANK AND TRUST COMPANY,
                                      Individually and as Operations Agent

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     CITIBANK, N.A.; Individually
                                      and as Co-Syndication Agent

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     MELLON BANK N.A., Individually
                                      and as Co-Syndication Agent

                                     By /s/ Marla A. DeYulis
                                        ---------------------------------------
                                        Name:   Marla A. DeYulis
                                        Title:  Lending Officer

                                     BNP Paribas

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     DANSKE BANK A/S


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     STATE STREET BANK AND TRUST COMPANY,
                                      Individually and as Operations Agent

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     CITIBANK, N.A., Individually
                                      and as Co-Syndication Agent

                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     MELLON BANK N.A., Individually
                                      and as Co-Syndication Agent


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     BNP Paribas

                                     By /s/ Marguerite L. Lebon
                                        ---------------------------------------
                                        Name:   Marguerite L. Lebon
                                        Title:  Vice President



                                     By /s/ Phil Truesdel
                                        ---------------------------------------
                                        Name:   Phil Truesdel
                                        Title:  Director


                                     DANSKE BANK A/S


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     STATE STREET BANK AND TRUST COMPANY,
                                     Individually and as Operations Agent


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     CITIBANK, NA., Individually
                                     and as Co-Syndication Agent


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     MELLON BANK N.A., Individually
                                     and as Co-Syndication Agent


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     BNP Paribas


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     DANSKE BANK A/S


                                     By         George Neofittidis
                                        ---------------------------------------
                                        Name:   George Neofittidis
                                        Title:  Vice President

                                     By         John O'Neill
                                        ---------------------------------------
                                        Name:   John O'Neill
                                        Title:  Assistant General Manager

                                                                      EXHIBIT A
                                                                      ---------

                                    BORROWERS

1.   California Income Series, a series of Prudential California Municipal Fund

2.   California Series, a series of Prudential California Municipal Fund

3.   Conservative Balanced Portfolio, a series of The Prudential Series Fund,
     Inc.

4.   Diversified Bond Portfolio, a series of The Prudential Series Fund, Inc.

5. Diversified Conservative Growth Portfolio, a series of The Prudential Series Fund, Inc.

6.   Equity Portfolio, a series of The Prudential Series Fund, Inc.

7.   Flexible Managed Portfolio, a series of The Prudential Series Fund, Inc.

8.   Florida Series, a series of Prudential Municipal Series Fund

9.   Global Portfolio, a series of The Prudential Series Fund, Inc.

10.  Government Income Portfolio, a series of The Prudential Series Fund, Inc.

11.  High Income Series, a series of Prudential Municipal Bond Fund

12.  High Yield Bond Portfolio, a series of The Prudential Series Fund, Inc.

13.  Insured Series, a series of Prudential Municipal Bond Fund

14.  Intermediate-Term Bond Portfolio, a series of The Target Portfolio Trust

15.  International Bond Portfolio, a series of The Target Portfolio Trust

16.  International Equity Portfolio, a series of The Target Portfolio Trust

17.  Large Capitalization Growth Portfolio, a series of The Target Portfolio
     Trust

18.  Large Capitalization Value Portfolio, a series of The Target Portfolio
     Trust

19.  Mortgage Backed Securities Portfolio, a series of The Target Portfolio
     Trust

20.  Natural Resources Portfolio, a series of The Prudential Series Fund, Inc.

21.  New Jersey Series, a series of Prudential Municipal Series Fund

22.  New York Series, a series of Prudential Municipal Series Fund

23. Nicholas-Applegate Growth Equity Fund, a series of Nicholas-Applegate Fund, Inc.

24.  Pennsylvania Series, a series of Prudential Municipal Series Fund

25. Prudential Active Balanced Fund, a series of The Prudential Investment Portfolios, Inc.

26.  Prudential Equity Fund, Inc.

27.  Prudential Europe Growth Fund, Inc.

28.  Prudential Financial Services Fund, a series of Prudential Sector Funds,
     Inc.

29.  Prudential Global Growth Fund, a series of Prudential World Fund, Inc.

                                                                       EXHIBIT A
                                                                          Page 2

30.  Prudential Global Total Return Fund, Inc.

31.  Prudential Government Income Fund, Inc.

32.  Prudential Health Sciences Fund, a series of Prudential Sector Funds, Inc.

33.  Prudential High Yield Fund, Inc.

34.  Prudential High Yield Total Return Fund, Inc.

35.  Prudential International Value Fund, a series of Prudential World Fund,
     Inc.

36. Prudential Jennison Equity Opportunity Fund, a series of The Prudential Investment Portfolios, Inc.

37. Prudential Jennison Growth Fund, a series of The Prudential Investment Portfolios, Inc.

38. Prudential Jennison international Growth Fund, a series of Prudential World Fund, Inc.

39.  Prudential Jennison Portfolio, a series of The Prudential Series Fund, Inc.

40.  Prudential National Municipals Fund, Inc.

41.  Prudential Natural Resources Fund, Inc.

42,  Prudential Pacific Growth Fund, Inc.

43.  Prudential Real Estate Securities Fund

44.  Prudential Short-Term Corporate Bond Fund, Inc.

45.  Prudential Small Company Fund, Inc.

46.  Prudential Stock Index Fund, a series of Prudential Index Series Fund

47.  Prudential Tax-Managed Equity Fund, a series of Prudential Tax-Managed
     Funds

48.  Prudential Tax-Managed Small Cap-Fund, Inc.

49.  Prudential Technology Fund, a series of Prudential Sector Funds, Inc.

50.  Prudential Total Return Bond Fund, Inc.

51.  Prudential 20/20 Focus Fund

52.  Prudential U.S. Emerging Growth Fund, Inc.

53.  Prudential Utility Fund, a series of Prudential Sector Funds, Inc.

54.  Prudential Value Fund

55.  Small Capitalization Growth Portfolio, a series of The Target Portfolio
     Trust

56. Small Capitalization Stock Portfolio, a series of The Prudential Series Fund, Inc.

57.  Small Capitalization Value Portfolio, a series of The Target Portfolio
     Trust

58. SP Aggressive Growth Asset Allocation Portfolio, a series of The Prudential Series Fund, Inc.

59. SP AIM Aggressive Growth Portfolio, a series of The Prudential Series Fund, Inc.

60. SP AIM Growth and Income Portfolio, a series of The Prudential Series Fund, Inc.

                                                                       EXHIBIT A
                                                                          Page 3


61. SP Alliance Large Cap Growth Portfolio, a series of The Prudential Series Fund, Inc.

62.  SP Alliance Technology Portfolio, a series of The Prudential Series Fund,
     Inc.

63. SP Balanced Asset Allocation Portfolio, a series of The Prudential Series Fund, Inc.

64. SP Conservative Asset Allocation Portfolio, a series of The Prudential Series Fund, Inc.

65.  SP Davis Value Portfolio, a series of The Prudential Series Fund, Inc.

66. SP Deutsche International Equity Portfolio, a series of The Prudential Series Fund, Inc.

67. SP Growth Asset Allocation Portfolio, a series of The Prudential Series Fund, Inc.

68. SP INVESCO Small Company Growth Portfolio, a series of The Prudential Series Fund, Inc.

69. SP Jennison International Growth Portfolio, a series of The Prudential Series Fund, Inc.

70.  SP Large Cap Value Portfolio, a series of The Prudential Series Fund Inc.

71. SP MFS Capital Opportunities Portfolio, a series of The Prudential Series Fund, Inc.

72.  SP MES Mid Cap Growth Portfolio, a series of The Prudential Series Fund,
     Inc.

73.  SP PIMCO High Yield Portfolio, a series of The Prudential Series Fund, Inc.

74.  SF PIMCO Total Return Portfolio, a series of The Prudential Series Fund,
     Inc.

75. SP Prudential U.S. Emerging Growth Portfolio, a series of The Prudential Series Fund, Inc.

76.  SP Small/Mid-Cap Value Portfolio, a series of The Prudential Series Fund,
     Inc.

77. SF Strategic Partners Focused Growth Portfolio, a series of The Prudential Series Fund, Inc.

78.  Stock Index Portfolio, a series of The Prudential Series Fund, Inc.

79. Strategic Partners Conservative Growth Fund (formerly Prudential Conservative Growth Fund), a series of Strategic Partners Asset Allocation Funds (formerly Prudential Diversified Funds)

80. Strategic Partners Focused Growth Fund, a series of Strategic Partners Opportunity Funds (formerly Strategic Partners Series)

81. Strategic Partners Focused Value Fund, a series of Strategic Partners Opportunity Funds (formerly Strategic Partners Series)

82. Strategic Partners High Growth Fund (formerly Prudential High Growth Fund), a series of Strategic Partners Asset Allocation Funds (formerly Prudential Diversified Funds)

83.  Strategic Partners International Equity Fund (formerly International Equity
     Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)

84. Strategic Partners Large Capitalization Growth Fund (formerly Large Capitalization Growth Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)

85. Strategic Partners Large Capitalization Value Fund (formerly Large Capitalization Value Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)

                                                                       EXHIBIT A


86. Strategic Partners Moderate Growth Fund (formerly Prudential Moderate Growth Fund), a series of Strategic Partners Asset Allocation Funds (formerly Prudential Diversified Funds)

87.  Strategic Partners New Era Fund (formerly Strategic Partners New Era Growth
     Fund), a series of Strategic Partners Opportunity Funds (formerly Strategic Partners Series)

88. Strategic Partners Small Capitalization Growth Fund (formerly Small Capitalization Growth Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)

89. Strategic Partners Small Capitalization Value Fund (formerly Small Capitalization Value Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)

90.  Strategic Partners Total Return Bond Fund (formerly Total Return Bond
     Fund), a series of Strategic Partners Style Specific Funds (formerly Target Funds)

91.  Total Return Bond Portfolio, a series of The Target Portfolio Trust

92.  20/20 Focus Portfolio, a series of The Prudential Series Fund, Inc.

93.  Value Portfolio, a series of The Prudential Series Fund, Inc.

94.  Zero Coupon Bond Portfolio 2005, a series of The Prudential Series Fund,
     Inc.

                                                       EXHIBIT B

                                 BANK ADDRESSES


BNP Paribas                             787 Seventh Avenue, 28th Floor
                                        New York, NY 10019
                                        Telephone No. for Mr. Vanderzyppe:
                                          (212) 841-2927; and Ms. Lebon:
                                          (212) 841-2906
                                        Telecopier No. for Mr. Vanderzyppe and
                                           Ms. Lebon: (212)841-2533
                                        Attention: Mr. Laurent Vanderzyppe and
                                           Ms. Marguerite Lebon


Citibank, N.A.                          388 Greenwich Street, 22nd Floor
                                        New York, NY 10013
                                        Telephone No.: (212) 816-3968
                                        Telecopier No.: (212) 816-4144
                                        Attention: Ms. Maria Hackley

Danske Bank A/S                         299 Park Avenue
                                        14th Floor
                                        New York, NY 10171
                                        Telephone No.: (212) 984-8439
                                        Telecopier No.: (212) 984-9568
                                        Attention: Mr. George Neofitidis


Deutsche Bank AG,                       31 West 52nd Street, 23rd Floor
     New York and/or                    New York, NY 10019
     Cayman Islands                     Telephone No. for Mr. Rueda:
     Branches                              (212) 469-8307; and Ms. Bowers:
                                           (212) 469-2216
                                        Telecopier No. for Mr. Rueda and
                                           Ms. Bowers:
                                           (212) 469-8307
                                        Attention: Mr. Nicolas Rueda
                                           and Ms. Kathleen Bowers


Mellon Bank, N.A.                       One Mellon Bank Center
                                        Pittsburgh, PA 15258
                                        Telephone No.: (412) 236-9141
                                        Telecopier No.: (412) 234-9047
                                        Attention: Ms. Marla Deyulis

                                                                       EXHIBIT B
                                                                          Page 2

State Street Bank and Trust Company     Lafayette Corporate Center
                                        2 Avenue de Lafayette, 2nd Floor
                                        Boston, MA 02111
                                        Telephone No.: (617) 662-2311
                                        Telecopier No.: (617) 662-2325
                                        Attention: Ms. Anne Marie Gualtieri


                                      -2-